UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number:  811-01236

DWS Market Trust
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
 (Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	4/30/2014

ITEM 1.	REPORT TO STOCKHOLDERS

April 30, 2014

Semiannual Report

to Shareholders

DWS Global Income Builder Fund

Contents
3 Letter to Shareholders
4 Performance Summary
8 Portfolio Management Team
9 Portfolio Summary
11 Investment Portfolio
33 Statement of Assets and Liabilities
35 Statement of Operations
37 Statement of Changes in Net Assets
38 Financial Highlights
43 Notes to Financial Statements
60 Information About Your Fund's Expenses
62 Advisory Agreement Board Considerations and Fee Evaluation
67 Account Management Resources
69 Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Although allocation among different asset categories generally limits risk, portfolio management may favor an asset category that underperforms other assets or markets as a whole. Bond investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Dividends are not guaranteed. If the dividend-paying stocks held by the fund reduce or stop paying dividends, the fund's ability to generate income may be adversely affected. Preferred stocks, a type of dividend-paying stock, present certain additional risks. Because Exchange Traded Funds (ETFs) trade on a securities exchange, their shares may trade at a premium or discount to their net asset value. ETFs also incur fees and expenses so they may not fully match the performance of the indexes they are designed to track. Any fund that focuses in a particular segment of the market will generally be more volatile than a fund that invests more broadly. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. The fund may lend securities to approved institutions. Small company stocks tend to be more volatile than medium-sized or large company stocks. Stocks may decline in value. See the prospectus for details.

Deutsche Asset & Wealth Management represents the asset management and wealth management activities conducted by Deutsche Bank AG or any of its subsidiaries, including the Advisor and DWS Investments Distributors, Inc.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Shareholder:

The economic recovery appears to be gaining traction here in the United States and across much of the globe. Still, the data we see on television and the Internet provide a mixed message. Corporate profit growth may be decelerating, but manufacturing and the housing market are strengthening. Employment numbers are not as strong as one would expect, yet consumer confidence is resilient. All in all, economic growth has been sufficient for the Federal Reserve to taper its bond-buying program.

What lies ahead? Randy Brown, co-chief investment officer for Deutsche Asset & Wealth Management, suggests that "despite the slowdown in some emerging economies, global growth is likely to remain solid." And "as a result of stable economic growth and continued tapering, we expect the yields of long U.S. Treasuries to increase eventually."

Does this view suggest the need for a change in strategy? The answer will depend on your current asset allocation as well as whether a change has occurred in your personal circumstances, objectives or investment time horizon. A trusted financial advisor who fully understands your specific situation and goals can be the best resource when weighing any major decisions. In any case, we believe that some measure of diversification across a variety of securities and asset classes makes sense. Although it doesn't insure against loss or guarantee a profit, diversification can help your portfolio weather short-term market fluctuations. And that is a helpful strategy in any environment.

Best regards,
Brian Binder
President, DWS Funds

Performance Summary April 30, 2014 (Unaudited)
Class A	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 4/30/14
Unadjusted for Sales Charge	5.69%	9.82%	12.06%	5.02%
Adjusted for the Maximum Sales Charge (max 5.75% load)	–0.38%	3.50%	10.74%	4.40%
Russell 1000® Index†	8.25%	20.81%	19.52%	8.05%
Barclays U.S. Aggregate Bond Index††	1.74%	–0.26%	4.88%	4.83%
S&P® Target Risk Moderate Index†††	3.67%	7.14%	9.26%	5.63%
Average Annual Total Returns as of 3/31/14 (most recent calendar quarter end)
Unadjusted for Sales Charge		10.57%	13.11%	4.67%
Adjusted for the Maximum Sales Charge (max 5.75% load)		4.21%	11.78%	4.05%
Russell 1000® Index†		22.41%	21.73%	7.80%
Barclays U.S. Aggregate Bond Index††		–0.10%	4.80%	4.46%
S&P® Target Risk Moderate Index†††		8.23%	10.13%	5.21%
Class B	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 4/30/14
Unadjusted for Sales Charge	5.26%	8.71%	10.99%	4.31%
Adjusted for the Maximum Sales Charge (max 4.00% CDSC)	1.26%	5.71%	10.86%	4.31%
Russell 1000® Index†	8.25%	20.81%	19.52%	8.05%
Barclays U.S. Aggregate Bond Index††	1.74%	–0.26%	4.88%	4.83%
S&P® Target Risk Moderate Index†††	3.67%	7.14%	9.26%	5.63%
Average Annual Total Returns as of 3/31/14 (most recent calendar quarter end)
Unadjusted for Sales Charge		9.35%	12.03%	3.95%
Adjusted for the Maximum Sales Charge (max 4.00% CDSC)		6.35%	11.91%	3.95%
Russell 1000® Index†		22.41%	21.73%	7.80%
Barclays U.S. Aggregate Bond Index††		–0.10%	4.80%	4.46%
S&P® Target Risk Moderate Index†††		8.23%	10.13%	5.21%
Class C	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 4/30/14
Unadjusted for Sales Charge	5.37%	8.92%	11.13%	4.15%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	4.37%	8.92%	11.13%	4.15%
Russell 1000® Index†	8.25%	20.81%	19.52%	8.05%
Barclays U.S. Aggregate Bond Index††	1.74%	–0.26%	4.88%	4.83%
S&P® Target Risk Moderate Index†††	3.67%	7.14%	9.26%	5.63%
Average Annual Total Returns as of 3/31/14 (most recent calendar quarter end)
Unadjusted for Sales Charge		9.56%	12.18%	3.80%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)		9.56%	12.18%	3.80%
Russell 1000® Index†		22.41%	21.73%	7.80%
Barclays U.S. Aggregate Bond Index††		–0.10%	4.80%	4.46%
S&P® Target Risk Moderate Index†††		8.23%	10.13%	5.21%
Class S	6-Month‡	1-Year	5-Year	Life of Class*
Average Annual Total Returns as of 4/30/14
No Sales Charges	5.80%	10.03%	12.26%	5.13%
Russell 1000® Index†	8.25%	20.81%	19.52%	7.84%
Barclays U.S. Aggregate Bond Index††	1.74%	–0.26%	4.88%	4.89%
S&P® Target Risk Moderate Index†††	3.67%	7.14%	9.26%	5.30%
Average Annual Total Returns as of 3/31/14 (most recent calendar quarter end)
No Sales Charges		10.79%	13.35%	4.99%
Russell 1000® Index†		22.41%	21.73%	7.86%
Barclays U.S. Aggregate Bond Index††		–0.10%	4.80%	4.84%
S&P® Target Risk Moderate Index†††		8.23%	10.13%	5.29%
Institutional Class	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 4/30/14
No Sales Charges	5.84%	10.00%	12.36%	5.31%
Russell 1000® Index†	8.25%	20.81%	19.52%	8.05%
Barclays U.S. Aggregate Bond Index††	1.74%	–0.26%	4.88%	4.83%
S&P® Target Risk Moderate Index†††	3.67%	7.14%	9.26%	5.63%
Average Annual Total Returns as of 3/31/14 (most recent calendar quarter end)
No Sales Charges		10.76%	13.45%	4.98%
Russell 1000® Index†		22.41%	21.73%	7.80%
Barclays U.S. Aggregate Bond Index††		–0.10%	4.80%	4.46%
S&P® Target Risk Moderate Index†††		8.23%	10.13%	5.21%

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws-investments.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated March 1, 2014 are 0.90%, 1.90%, 1.72%, 0.71% and 0.65% for Class A, Class B, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

Yearly periods ended April 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

* Class S shares commenced operations on March 14, 2005. The performance shown for each index is for the time period of March 31, 2005 through April 30, 2014 (through March 31, 2014 for the most recent calendar quarter end returns), which is based on the performance period of the life of Class S.

† The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

†† The Barclays U.S. Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with average maturities of one year or more.

††† The S&P Target Risk Moderate Index is designed to measure the performance of S&P's proprietary moderate target risk allocation model. The S&P Target Risk Moderate Index seeks to provide significant exposure to fixed income, while also allocating a smaller portion of exposure to equities in order to seek current income, some capital preservation, and an opportunity for moderate to low capital appreciation.

‡ Total returns shown for periods less than one year are not annualized.

	Class A	Class B	Class C	Class S	Institutional Class
Net Asset Value
4/30/14	$10.56	$10.57	$10.55	$10.56	$10.55
10/31/13	$10.31	$10.31	$10.29	$10.31	$10.30
Distribution Information as of 4/30/14
Income Dividends, Six Months	$.16	$.11	$.12	$.17	$.17
Capital Gain Distributions, Six Months	$.16	$.16	$.16	$.16	$.16

Portfolio Management Team

William Chepolis, CFA, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2005.

— Joined Deutsche Asset & Wealth Management in 1998 after 13 years of experience as vice president and portfolio manager for Norwest Bank where he managed the bank's fixed income and foreign exchange portfolios.

— Head of Sector Fixed Income: New York.

— BIS, University of Minnesota.

Thomas Schuessler, PhD, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2008.

— Joined Deutsche Asset & Wealth Management in 2001 after five years at Deutsche Bank where he managed various projects and worked in the office of the Chairman of the Management Board.

— Head of Equity Income and Member of the Asset Management CIO Executive Committee: Frankfurt.

— PhD, University of Heidelberg, studies in physics and economics at University of Heidelberg and University of Utah.

Philip G. Condon, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2013.

— Joined Deutsche Asset & Wealth Management in 1983.

— Head of Municipal Bonds.

— BA and MBA, University of Massachusetts at Amherst.

Gary Russell, CFA, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2013.

— Joined Deutsche Asset & Wealth Management in 1996. Served as the head of the High Yield group in Europe and as an Emerging Markets portfolio manager.

— Prior to that, he spent four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, he served as an officer in the US Army from 1988 to 1991.

— Head of US High Yield Bonds: New York.

— BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business.

John D. Ryan, Director

Portfolio Manager of the fund. Began managing the fund in 2012.

— Joined Deutsche Asset & Wealth Management in 2010 from Northern Trust where he served as a senior portfolio manager. Previously, he served as a portfolio manager and head of credit trading for Deutsche Asset Management from 1998–2003.

— Over 19 years of investment industry experience.

— BA in Economics, University of Chicago; MBA, University of Chicago.

Fabian Degen, CFA, Assistant Vice President

Portfolio Manager of the fund. Began managing the fund in 2012.

— Joined Deutsche Asset & Wealth Management in 2007.

— Portfolio manager for US and Global Value Equity: Frankfurt.

— US and Global Fund Management: Frankfurt.

— Bachelor of International Business Administration in Investments and Finance from International University of Applied Sciences Bad Honnef, Bonn with educational exchanges at the University of Maine (USA).

Portfolio Summary (Unaudited)

Five Largest Equity Holdings at April 30, 2014 (17.5% of Net Assets)
1. British American Tobacco PLC Manufactures, markets and sells cigarettes and other tobacco products	4.0%
2. Procter & Gamble Co. Manufacturer of diversified consumer products	3.7%
3. UGI Corp. Distributes and markets energy products and services	3.5%
4. PepsiCo, Inc. Provider of soft drinks, snack foods and food services	3.3%
5. C.H. Robinson Worldwide, Inc. Provides multimodal transportation services and logistic solutions	3.0%

Five Largest Fixed-Income Long-Term Securities at April 30, 2014 (3.8% of Net Assets)
1. U.S. Treasury Note 1.0%, 8/31/2016	1.2%
2. U.S. Treasury Bond 5.375%, 2/15/2031	1.1%
3. Queensland Treasury Corp. 6.5%, 3/14/2033	0.5%
4. Novelis, Inc. 8.75%, 12/15/2020	0.5%
5. Reynolds Group Issuer, Inc. 7.125%, 4/15/2019	0.5%
Portfolio holdings and characteristics are subject to change.
For more complete details about the fund's investment portfolio, see page 11. A quarterly Fact Sheet is available on dws-investments.com or upon request. Please see the Account Management Resources section on page 67 for contact information.

Investment Portfolio as of April 30, 2014 (Unaudited)
	Shares	Value ($)

Common Stocks 61.9%
Consumer Discretionary 2.5%
Hotels, Restaurants & Leisure 0.0%
Dawn Holdings, Inc.* (a)	3	7,787
Trump Entertainment Resorts, Inc.*	8	0
		7,787
Media 2.2%
Pearson PLC	548,076	10,273,561
Wolters Kluwer NV (b)	473,397	13,191,819
		23,465,380
Specialty Retail 0.3%
Staples, Inc. (b)	287,287	3,591,088
Consumer Staples 19.0%
Beverages 3.3%
PepsiCo, Inc.	409,331	35,157,440
Food & Staples Retailing 2.5%
Tesco PLC	5,339,817	26,480,895
Food Products 3.8%
Nestle SA (Registered)	127,177	9,835,310
Unilever NV (CVA)	710,662	30,470,135
		40,305,445
Household Products 3.7%
Procter & Gamble Co.	481,428	39,741,881
Tobacco 5.7%
British American Tobacco PLC	738,520	42,574,630
Imperial Tobacco Group PLC	416,823	18,025,179
		60,599,809
Energy 6.6%
Energy Equipment & Services 0.3%
Transocean Ltd. (b)	68,749	2,961,019
Oil, Gas & Consumable Fuels 6.3%
Canadian Natural Resources Ltd.	619,335	25,235,620
Canadian Oil Sands Ltd.	1,402,819	30,410,090
ConocoPhillips	70,007	5,202,220
Enbridge, Inc. (b)	67,993	3,281,009
TransCanada Corp.	65,319	3,044,108
		67,173,047
Financials 6.6%
Commercial Banks 1.6%
Bank of Nova Scotia (b)	139,238	8,460,609
The Toronto-Dominion Bank (b)	171,442	8,247,924
		16,708,533
Diversified Financial Services 1.1%
Leucadia National Corp. (b)	445,056	11,357,829
Insurance 3.9%
PartnerRe Ltd.	196,805	20,743,247
Powszechny Zaklad Ubezpieczen SA	65,576	9,312,552
Sampo Oyj "A" (b)	239,842	11,944,598
		42,000,397
Health Care 4.4%
Health Care Equipment & Supplies 1.0%
Stryker Corp.	137,945	10,725,224
Health Care Providers & Services 0.3%
Rhoen-Klinikum AG	105,942	3,420,202
Pharmaceuticals 3.1%
Novartis AG (Registered)	212,772	18,491,009
Roche Holding AG (Genusschein)	35	10,289
Sanofi	136,461	14,714,014
		33,215,312
Industrials 8.4%
Aerospace & Defense 0.7%
BAE Systems PLC	1,091,408	7,407,408
Air Freight & Logistics 3.3%
C.H. Robinson Worldwide, Inc. (b)	536,420	31,595,138
Singapore Post Ltd.	3,148,945	3,557,926
		35,153,064
Building Products 0.0%
Congoleum Corp.*	11,440	0
Industrial Conglomerates 4.4%
Jardine Matheson Holdings Ltd.	450,331	28,138,975
Koninklijke Philips NV	328,855	10,556,961
Smiths Group PLC	344,365	7,778,495
		46,474,431
Information Technology 6.7%
Communications Equipment 1.6%
Cisco Systems, Inc.	758,204	17,522,095
Software 2.8%
Microsoft Corp.	725,221	29,298,928
Technology Hardware, Storage & Peripherals 2.3%
Diebold, Inc. (b)	360,556	13,560,511
Wincor Nixdorf AG	170,948	11,168,701
		24,729,212
Materials 1.9%
Chemicals 0.8%
Air Liquide SA	61,256	8,770,890
Containers & Packaging 0.3%
Sonoco Products Co.	63,877	2,687,944
Metals & Mining 0.8%
Franco-Nevada Corp.	177,467	8,553,973
Telecommunication Services 1.1%
Diversified Telecommunication Services 0.1%
Verizon Communications, Inc.	26,890	1,258,534
Wireless Telecommunication Services 1.0%
NTT DoCoMo, Inc.	521,171	8,268,359
Vodafone Group PLC	557,703	2,119,581
		10,387,940
Utilities 4.7%
Gas Utilities 3.6%
UGI Corp. (b)	808,393	37,743,869
Multi-Utilities 1.1%
National Grid PLC	838,310	11,897,690
Total Common Stocks (Cost $544,916,072)		658,797,266

Preferred Stock 0.0%
Financials
Ally Financial, Inc. Series G, 144A, 7.0% (Cost $280,281)	295	293,636

Warrants 0.0%
Materials
GEO Specialty Chemicals, Inc., Expiration Date 3/31/2015*	57,540	41,578
Hercules Trust II, Expiration Date 3/31/2029*	506	2,545
Total Warrants (Cost $90,210)		44,123

		Principal Amount ($)(c)	Value ($)

Corporate Bonds 22.4%
Consumer Discretionary 2.7%
AmeriGas Finance LLC:
6.75%, 5/20/2020		280,000	304,500
7.0%, 5/20/2022		280,000	308,000
APX Group, Inc., 6.375%, 12/1/2019		195,000	198,413
Arcelik AS, 144A, 5.0%, 4/3/2023 (b)		500,000	469,750
Asbury Automotive Group, Inc., 8.375%, 11/15/2020		55,000	61,600
Ashtead Capital, Inc., 144A, 6.5%, 7/15/2022		305,000	330,925
Ashton Woods U.S.A. LLC, 144A, 6.875%, 2/15/2021		325,000	329,875
Avis Budget Car Rental LLC:
5.5%, 4/1/2023		200,000	202,000
8.25%, 1/15/2019		37,000	39,405
BC Mountain LLC, 144A, 7.0%, 2/1/2021		190,000	184,775
Beazer Homes U.S.A., Inc., 144A, 5.75%, 6/15/2019 (b)		565,000	557,937
Block Communications, Inc., 144A, 7.25%, 2/1/2020		70,000	74,550
Boyd Gaming Corp., 9.0%, 7/1/2020 (b)		150,000	165,750
British Sky Broadcasting Group PLC, 144A, 3.125%, 11/26/2022		350,000	338,653
Caesar's Entertainment Operating Co., Inc., 8.5%, 2/15/2020 (b)		445,000	383,813
Carlson Wagonlit BV, 144A, 6.875%, 6/15/2019		250,000	267,188
CCO Holdings LLC:
6.5%, 4/30/2021		445,000	475,037
6.625%, 1/31/2022		360,000	387,900
7.375%, 6/1/2020		3,610,000	3,966,487
Cequel Communications Holdings I LLC:
144A, 5.125%, 12/15/2021		175,000	170,625
144A, 6.375%, 9/15/2020		1,105,000	1,157,487
Chester Downs & Marina LLC, 144A, 9.25%, 2/1/2020		25,000	24,750
Clear Channel Communications, Inc.:
9.0%, 12/15/2019		470,000	500,550
11.25%, 3/1/2021		265,000	298,456
Clear Channel Worldwide Holdings, Inc.:
Series A, 6.5%, 11/15/2022		240,000	255,600
Series B, 6.5%, 11/15/2022		345,000	369,150
Series A, 7.625%, 3/15/2020		20,000	21,400
Series B, 7.625%, 3/15/2020		1,190,000	1,282,225
Cogeco Cable, Inc., 144A, 4.875%, 5/1/2020		25,000	25,125
Cumulus Media Holdings, Inc., 7.75%, 5/1/2019 (b)		700,000	745,500
DBP Holding Corp., 144A, 7.75%, 10/15/2020		225,000	202,219
Delphi Corp., 5.0%, 2/15/2023		270,000	286,200
DISH DBS Corp.:
4.25%, 4/1/2018		290,000	303,050
5.0%, 3/15/2023		375,000	382,500
7.875%, 9/1/2019		1,120,000	1,328,600
Ford Motor Credit Co., LLC, 3.0%, 6/12/2017		645,000	672,750
Griffey Intermediate, Inc., 144A, 7.0%, 10/15/2020 (b)		390,000	349,050
Grupo Televisa SAB, 6.625%, 3/18/2025		2,000,000	2,379,584
Harron Communications LP, 144A, 9.125%, 4/1/2020		250,000	281,250
Hot Topic, Inc., 144A, 9.25%, 6/15/2021 (b)		160,000	174,800
Jo-Ann Stores Holdings, Inc., 144A, 9.75%, 10/15/2019 (PIK)		485,000	505,612
Libbey Glass, Inc., 6.875%, 5/15/2020		14,000	14,430
Live Nation Entertainment, Inc., 144A, 7.0%, 9/1/2020		370,000	403,300
MDC Partners, Inc., 144A, 6.75%, 4/1/2020		150,000	158,625
Mediacom Broadband LLC:
144A, 5.5%, 4/15/2021		45,000	44,888
6.375%, 4/1/2023		145,000	151,525
Mediacom LLC, 7.25%, 2/15/2022		20,000	21,550
MGM Resorts International:
6.625%, 12/15/2021 (b)		595,000	654,678
6.75%, 10/1/2020		160,000	176,816
8.625%, 2/1/2019		145,000	173,094
Myriad International Holdings BV, 144A, 6.0%, 7/18/2020		500,000	546,250
Numericable Group SA:
144A, 4.875%, 5/15/2019 (d)		470,000	474,700
144A, 6.0%, 5/15/2022 (d)		700,000	716,625
PNK Finance Corp., 144A, 6.375%, 8/1/2021		265,000	278,250
Quebecor Media, Inc., 5.75%, 1/15/2023		200,000	201,000
RCI Banque SA, 144A, 3.5%, 4/3/2018		500,000	523,155
Sabre Holdings Corp., 8.35%, 3/15/2016		20,000	22,300
Seminole Hard Rock Entertainment, Inc., 144A, 5.875%, 5/15/2021		130,000	129,675
Serta Simmons Holdings LLC, 144A, 8.125%, 10/1/2020 (b)		215,000	235,963
SIWF Merger Sub, Inc., 144A, 6.25%, 6/1/2021 (b)		310,000	322,400
Starz LLC, 5.0%, 9/15/2019		160,000	165,800
Taylor Morrison Communities, Inc., 144A, 5.25%, 4/15/2021 (b)		250,000	252,500
Time Warner Cable, Inc., 7.3%, 7/1/2038		245,000	325,561
Travelport LLC, 144A, 6.361%**, 3/1/2016		41,138	41,138
Unitymedia Hessen GmbH & Co., KG, 144A, 5.5%, 1/15/2023		755,000	762,550
Unitymedia KabelBW GmbH, 144A, 9.625%, 12/1/2019	EUR	530,000	797,795
Univision Communications, Inc., 144A, 6.875%, 5/15/2019		100,000	106,875
Viking Cruises Ltd., 144A, 8.5%, 10/15/2022		195,000	220,350
			28,684,834
Consumer Staples 1.7%
Ajecorp BV, 144A, 6.5%, 5/14/2022		1,000,000	940,000
Big Heart Pet Brands, 7.625%, 2/15/2019		315,000	328,388
Chiquita Brands International, Inc., 7.875%, 2/1/2021		181,000	201,815
Controladora Mabe SA de CV, 144A, 7.875%, 10/28/2019		2,000,000	2,245,000
Delhaize Group SA, 4.125%, 4/10/2019		715,000	742,264
ESAL GmbH, 144A, 6.25%, 2/5/2023		1,500,000	1,432,500
FAGE Dairy Industry SA, 144A, 9.875%, 2/1/2020 (b)		230,000	248,400
JBS Investments GmbH, 144A, 7.25%, 4/3/2024		470,000	476,462
JBS U.S.A. LLC, 144A, 8.25%, 2/1/2020		2,040,000	2,232,780
Marfrig Overseas Ltd., 144A, 9.5%, 5/4/2020		500,000	508,750
Minerva Luxembourg SA, 144A, 12.25%, 2/10/2022		500,000	567,500
Pilgrim's Pride Corp., 7.875%, 12/15/2018		2,046,000	2,191,776
Post Holdings, Inc., 144A, 6.75%, 12/1/2021		400,000	419,000
Reynolds Group Issuer, Inc.:
5.75%, 10/15/2020		380,000	395,200
7.125%, 4/15/2019		4,910,000	5,180,050
Smithfield Foods, Inc., 6.625%, 8/15/2022		250,000	272,813
			18,382,698
Energy 2.8%
Access Midstream Partners LP, 6.125%, 7/15/2022		60,000	64,875
Afren PLC, 144A, 10.25%, 4/8/2019		703,000	796,147
Berry Petroleum Co., LLC:
6.375%, 9/15/2022		195,000	199,875
6.75%, 11/1/2020		195,000	205,969
BreitBurn Energy Partners LP:
7.875%, 4/15/2022		190,000	205,675
8.625%, 10/15/2020		15,000	16,350
Chaparral Energy, Inc., 7.625%, 11/15/2022		345,000	367,425
Chesapeake Energy Corp., 3.479%, 4/15/2019		270,000	272,700
CONSOL Energy, Inc., 144A, 5.875%, 4/15/2022		95,000	97,850
Crosstex Energy LP, 7.125%, 6/1/2022		94,000	109,510
DCP Midstream LLC, 144A, 9.75%, 3/15/2019		850,000	1,084,175
DCP Midstream Operating LP, 2.7%, 4/1/2019		370,000	372,353
Denbury Resources, Inc., 4.625%, 7/15/2023		205,000	195,006
EDC Finance Ltd., 144A, 4.875%, 4/17/2020		1,000,000	885,000
Endeavor Energy Resources LP, 144A, 7.0%, 8/15/2021		545,000	574,975
Energy Transfer Partners LP, 4.15%, 10/1/2020		450,000	470,103
EP Energy LLC:
6.875%, 5/1/2019		145,000	155,694
7.75%, 9/1/2022		165,000	183,769
9.375%, 5/1/2020		65,000	74,913
EV Energy Partners LP, 8.0%, 4/15/2019		910,000	950,950
EXCO Resources, Inc., 8.5%, 4/15/2022		140,000	143,850
FMC Technologies, Inc., 3.45%, 10/1/2022		500,000	480,598
Halcon Resources Corp.:
8.875%, 5/15/2021 (b)		540,000	559,575
9.75%, 7/15/2020		300,000	321,000
Holly Energy Partners LP, 6.5%, 3/1/2020		20,000	21,300
Kodiak Oil & Gas Corp., 5.5%, 1/15/2021 (b)		400,000	412,000
Linn Energy LLC, 144A, 7.25%, 11/1/2019		2,595,000	2,682,581
Midstates Petroleum Co., Inc.:
9.25%, 6/1/2021 (b)		525,000	536,812
10.75%, 10/1/2020 (b)		550,000	593,312
Murphy Oil U.S.A., Inc., 144A, 6.0%, 8/15/2023		320,000	330,400
Northern Oil & Gas, Inc., 8.0%, 6/1/2020		680,000	722,500
Nostrum Oil & Gas Finance BV, 144A, 6.375%, 2/14/2019		1,000,000	1,000,000
Oasis Petroleum, Inc.:
6.875%, 1/15/2023		125,000	135,313
7.25%, 2/1/2019		315,000	336,263
Offshore Drilling Holding SA, 144A, 8.375%, 9/20/2020		1,000,000	1,088,750
Offshore Group Investment Ltd.:
7.125%, 4/1/2023		400,000	394,000
7.5%, 11/1/2019		555,000	577,200
ONEOK Partners LP, 6.15%, 10/1/2016		804,000	902,815
Pacific Rubiales Energy Corp., 144A, 7.25%, 12/12/2021		400,000	437,000
Pertamina Persero PT, 144A, 5.625%, 5/20/2043		800,000	679,000
Petrobras Global Finance BV, 6.25%, 3/17/2024		2,500,000	2,626,010
Petroleos de Venezuela SA, 144A, 9.0%, 11/17/2021		700,000	571,375
Petroleos Mexicanos, 2.248%**, 7/18/2018 (b)		1,000,000	1,040,000
QGOG Constellation SA, 144A, 6.25%, 11/9/2019		800,000	806,000
Reliance Holding U.S.A., Inc., 144A, 5.4%, 2/14/2022		1,000,000	1,045,225
Rowan Companies, Inc., 4.75%, 1/15/2024		550,000	563,124
Sabine Pass Liquefaction LLC:
5.625%, 2/1/2021		685,000	707,262
5.625%, 4/15/2023		155,000	156,550
SandRidge Energy, Inc., 7.5%, 3/15/2021		880,000	935,000
SESI LLC, 7.125%, 12/15/2021		120,000	135,000
Talos Production LLC, 144A, 9.75%, 2/15/2018		380,000	399,950
Transocean, Inc., 3.8%, 10/15/2022		920,000	882,796
			29,505,875
Financials 4.1%
AerCap Aviation Solutions BV, 6.375%, 5/30/2017		545,000	595,413
American International Group, Inc., 3.8%, 3/22/2017		1,180,000	1,262,312
American Tower Corp., (REIT), 3.5%, 1/31/2023		280,000	269,196
Atlantic Finance Ltd., 144A, 10.75%, 5/27/2014		1,000,000	1,006,131
Banco de Credito del Peru, 144A, 6.875%, 9/16/2026		1,500,000	1,636,875
Banco Santander Brasil SA, 144A, 8.0%, 3/18/2016	BRL	1,000,000	412,378
Bank of America Corp., 3.3%, 1/11/2023		400,000	388,262
Bank of Baroda, 144A, 4.875%, 7/23/2019		400,000	413,252
Barclays Bank PLC, 7.625%, 11/21/2022 (b)		1,000,000	1,135,625
BBVA Bancomer SA:
144A, 4.375%, 4/10/2024		445,000	442,219
144A, 6.5%, 3/10/2021		1,100,000	1,210,000
CIT Group, Inc.:
5.0%, 5/15/2017		170,000	181,688
5.25%, 3/15/2018		4,528,000	4,856,280
Country Garden Holdings Co., Ltd.:
144A, 7.25%, 4/4/2021		500,000	462,500
144A, 11.125%, 2/23/2018		2,400,000	2,598,000
Credit Agricole SA, 144A, 7.875%, 1/29/2049 (b)		605,000	650,919
Development Bank of Kazakhstan JSC, Series 3, 6.5%, 6/3/2020		1,000,000	1,060,000
E*TRADE Financial Corp.:
6.375%, 11/15/2019		555,000	602,869
6.75%, 6/1/2016		1,700,000	1,838,125
Health Care REIT, Inc., (REIT), 4.5%, 1/15/2024		570,000	593,562
Hospitality Properties Trust, (REIT), 4.65%, 3/15/2024		565,000	568,514
ING Bank NV, 144A, 2.0%, 9/25/2015		1,000,000	1,016,423
International Lease Finance Corp.:
3.875%, 4/15/2018		400,000	406,000
6.25%, 5/15/2019		350,000	386,313
8.75%, 3/15/2017		1,150,000	1,339,750
Intesa Sanpaolo SpA, 3.875%, 1/16/2018		775,000	814,331
Itau Unibanco Holding SA, 144A, 5.5%, 8/6/2022		1,500,000	1,507,500
Jefferies Group LLC, 5.125%, 1/20/2023		240,000	253,388
Macquarie Group Ltd., 144A, 6.0%, 1/14/2020		1,265,000	1,416,547
Morgan Stanley:
3.75%, 2/25/2023		415,000	415,362
4.1%, 5/22/2023		845,000	839,450
Series H, 5.45%, 12/29/2049		140,000	141,225
MPT Operating Partnership LP, (REIT), 6.375%, 2/15/2022		30,000	32,175
Neuberger Berman Group LLC, 144A, 5.625%, 3/15/2020		55,000	57,888
Nordea Bank AB, 144A, 4.25%, 9/21/2022		940,000	958,048
PNC Bank NA, 6.875%, 4/1/2018		1,300,000	1,531,527
Royal Bank of Scotland Group PLC, 6.1%, 6/10/2023		800,000	847,586
Schahin II Finance Co. SPV Ltd., 144A, 5.875%, 9/25/2022		1,857,333	1,745,893
SLM Corp., 5.5%, 1/25/2023 (b)		535,000	525,733
The Goldman Sachs Group, Inc.:
3.625%, 1/22/2023		555,000	550,361
Series L, 5.7%, 12/29/2049		235,000	239,994
Trust F/1401, (REIT), 144A, 6.95%, 1/30/2044 (b)		2,000,000	2,057,500
Turkiye Is Bankasi:
144A, 3.875%, 11/7/2017		750,000	746,250
144A, 6.0%, 10/24/2022		1,500,000	1,456,500
Ventas Realty LP, (REIT), 2.7%, 4/1/2020		440,000	435,941
Woori Bank Co., Ltd., 144A, 4.75%, 4/30/2024		975,000	971,335
			42,877,140
Health Care 1.0%
Aviv Healthcare Properties LP, 7.75%, 2/15/2019		110,000	117,975
Biomet, Inc.:
6.5%, 8/1/2020		330,000	360,937
6.5%, 10/1/2020		95,000	103,550
CHS/Community Health Systems, Inc.:
5.125%, 8/15/2018		1,080,000	1,135,350
7.125%, 7/15/2020 (b)		735,000	788,287
Fresenius Medical Care U.S. Finance II, Inc., 144A, 5.625%, 7/31/2019		35,000	38,063
Fresenius Medical Care U.S. Finance, Inc., 144A, 6.5%, 9/15/2018		20,000	22,450
HCA, Inc.:
5.875%, 3/15/2022		40,000	42,900
6.5%, 2/15/2020		2,020,000	2,252,300
7.5%, 2/15/2022		2,220,000	2,531,910
Hologic, Inc., 6.25%, 8/1/2020		220,000	232,650
IMS Health, Inc., 144A, 6.0%, 11/1/2020		240,000	253,200
Mallinckrodt International Finance SA, 4.75%, 4/15/2023		370,000	357,050
Par Pharmaceutical Companies, Inc., 7.375%, 10/15/2020		350,000	379,750
Physio-Control International, Inc., 144A, 9.875%, 1/15/2019		52,000	57,850
Tenet Healthcare Corp.:
4.375%, 10/1/2021		425,000	407,469
4.5%, 4/1/2021		50,000	48,525
6.25%, 11/1/2018		1,110,000	1,221,555
			10,351,771
Industrials 1.5%
Aguila 3 SA, 144A, 7.875%, 1/31/2018		190,000	201,163
Alphabet Holding Co., Inc., 7.75%, 11/1/2017 (PIK)		195,000	201,825
BE Aerospace, Inc., 6.875%, 10/1/2020		515,000	562,637
Belden, Inc., 144A, 5.5%, 9/1/2022		330,000	335,775
Bombardier, Inc.:
144A, 4.75%, 4/15/2019		140,000	142,450
144A, 5.75%, 3/15/2022		1,480,000	1,505,900
144A, 6.0%, 10/15/2022		235,000	239,113
144A, 7.75%, 3/15/2020		25,000	28,500
Cemex Finance LLC, 144A, 9.375%, 10/12/2022		2,000,000	2,305,000
Clean Harbors, Inc., 5.125%, 6/1/2021		145,000	146,631
DigitalGlobe, Inc., 5.25%, 2/1/2021		145,000	141,375
Embraer Overseas Ltd., 144A, 5.696%, 9/16/2023		800,000	842,000
Florida East Coast Holdings Corp., 144A, 6.75%, 5/1/2019		425,000	436,687
FTI Consulting, Inc., 6.0%, 11/15/2022		195,000	198,900
GenCorp, Inc., 7.125%, 3/15/2021		500,000	542,500
Grupo KUO SAB De CV, 144A, 6.25%, 12/4/2022		1,500,000	1,522,500
Huntington Ingalls Industries, Inc.:
6.875%, 3/15/2018		65,000	69,550
7.125%, 3/15/2021		255,000	281,138
Interactive Data Corp., 144A, 5.875%, 4/15/2019 (d)		235,000	235,881
Kazakhstan Temir Zholy Finance BV, 144A, 6.375%, 10/6/2020		500,000	541,750
Kenan Advantage Group, Inc., 144A, 8.375%, 12/15/2018		390,000	417,787
Meritor, Inc.:
6.25%, 2/15/2024		95,000	94,763
6.75%, 6/15/2021		305,000	322,538
Nortek, Inc., 8.5%, 4/15/2021		885,000	975,712
Odebrecht Offshore Drilling Finance Ltd., 144A, 6.75%, 10/1/2022		778,320	814,317
Total System Services, Inc., 3.75%, 6/1/2023		420,000	401,943
TransDigm, Inc.:
7.5%, 7/15/2021 (b)		380,000	418,000
7.75%, 12/15/2018		405,000	431,325
United Rentals North America, Inc.:
6.125%, 6/15/2023		20,000	21,500
7.375%, 5/15/2020		100,000	110,750
7.625%, 4/15/2022		1,260,000	1,417,500
Watco Companies LLC, 144A, 6.375%, 4/1/2023		150,000	151,875
			16,059,285
Information Technology 1.5%
Activision Blizzard, Inc., 144A, 5.625%, 9/15/2021		795,000	847,669
Alliance Data Systems Corp., 144A, 5.25%, 12/1/2017		245,000	258,475
BMC Software Finance, Inc., 144A, 8.125%, 7/15/2021		370,000	387,575
Boxer Parent Co., Inc., 144A, 9.0%, 10/15/2019 (PIK)		280,000	274,400
CDW LLC, 8.5%, 4/1/2019		2,910,000	3,182,812
CyrusOne LP, 6.375%, 11/15/2022		95,000	100,938
EarthLink Holdings Corp., 7.375%, 6/1/2020		265,000	276,263
Entegris, Inc., 144A, 6.0%, 4/1/2022		140,000	141,750
Equinix, Inc., 5.375%, 4/1/2023		690,000	702,075
First Data Corp.:
144A, 6.75%, 11/1/2020		665,000	709,887
144A, 7.375%, 6/15/2019		2,800,000	3,003,000
144A, 8.875%, 8/15/2020		745,000	826,019
Hewlett-Packard Co., 3.3%, 12/9/2016		725,000	763,424
Hughes Satellite Systems Corp.:
6.5%, 6/15/2019		250,000	275,000
7.625%, 6/15/2021		915,000	1,031,662
IAC/InterActiveCorp., 4.75%, 12/15/2022		195,000	191,588
Tencent Holdings Ltd., 144A, 3.375%, 5/2/2019		3,000,000	3,015,666
			15,988,203
Materials 1.9%
ALROSA Finance SA, 144A, 7.75%, 11/3/2020		1,600,000	1,632,000
Anglo American Capital PLC:
144A, 4.125%, 4/15/2021		550,000	551,761
144A, 4.125%, 9/27/2022 (b)		1,000,000	978,503
AuRico Gold, Inc., 144A, 7.75%, 4/1/2020		140,000	136,850
BOE Intermediate Holding Corp., 144A, 9.0%, 11/1/2017 (PIK)		324,105	340,310
BOE Merger Corp., 144A, 9.5%, 11/1/2017 (PIK)		385,000	405,213
Braskem Finance Ltd., 6.45%, 2/3/2024		500,000	520,000
Corp Nacional del Cobre de Chile, 144A, 5.625%, 10/18/2043 (b)		1,000,000	1,066,720
First Quantum Minerals Ltd.:
144A, 6.75%, 2/15/2020		499,000	503,990
144A, 7.0%, 2/15/2021		499,000	505,861
FMG Resources (August 2006) Pty Ltd.:
144A, 6.0%, 4/1/2017 (b)		130,000	136,825
144A, 6.875%, 4/1/2022 (b)		1,280,000	1,369,600
Freeport-McMoRan Copper & Gold, Inc., 3.55%, 3/1/2022		800,000	773,498
Fresnillo PLC, 144A, 5.5%, 11/13/2023		1,000,000	1,025,000
Glencore Funding LLC, 144A, 4.125%, 5/30/2023 (b)		530,000	514,253
Hexion U.S. Finance Corp.:
6.625%, 4/15/2020		365,000	379,144
8.875%, 2/1/2018		450,000	468,562
IAMGOLD Corp., 144A, 6.75%, 10/1/2020		285,000	253,650
Kaiser Aluminum Corp., 8.25%, 6/1/2020		225,000	253,688
Metalloinvest Finance Ltd., 144A, 6.5%, 7/21/2016		750,000	746,250
Novelis, Inc., 8.75%, 12/15/2020		4,725,000	5,268,375
Polymer Group, Inc., 7.75%, 2/1/2019		330,000	353,925
Rain CII Carbon LLC, 144A, 8.25%, 1/15/2021		200,000	208,000
Samarco Mineracao SA, 144A, 5.75%, 10/24/2023		600,000	609,000
Sealed Air Corp.:
144A, 8.125%, 9/15/2019		30,000	33,375
144A, 8.375%, 9/15/2021		30,000	34,575
Signode Industrial Group Lux SA, 144A, 6.375%, 5/1/2022		190,000	191,900
Vale Overseas Ltd., 6.875%, 11/21/2036		1,000,000	1,107,239
			20,368,067
Telecommunication Services 4.3%
Altice SA, 144A, 7.75%, 5/15/2022 (d)		220,000	229,350
America Movil SAB de CV, Series 12, 6.45%, 12/5/2022	MXN	7,000,000	501,508
CC Holdings GS V LLC, 3.849%, 4/15/2023		490,000	480,941
CenturyLink, Inc., Series V, 5.625%, 4/1/2020		100,000	105,125
Cincinnati Bell, Inc.:
8.375%, 10/15/2020		3,615,000	3,976,500
8.75%, 3/15/2018		1,680,000	1,764,000
Colombia Telecomunicaciones SA ESP, 144A, 5.375%, 9/27/2022		900,000	891,000
Digicel Group Ltd.:
144A, 7.125%, 4/1/2022		235,000	236,175
144A, 8.25%, 9/30/2020		610,000	649,650
Digicel Ltd., 144A, 8.25%, 9/1/2017		3,550,000	3,683,302
ERC Ireland Preferred Equity Ltd., 144A, 7.69%**, 2/15/2017 (PIK)*	EUR	297,616	0
Frontier Communications Corp.:
7.125%, 1/15/2023		940,000	970,550
8.5%, 4/15/2020 (b)		745,000	867,459
Intelsat Jackson Holdings SA:
144A, 5.5%, 8/1/2023		495,000	484,481
7.25%, 10/15/2020		45,000	48,600
7.5%, 4/1/2021		4,720,000	5,174,300
Intelsat Luxembourg SA:
7.75%, 6/1/2021		650,000	677,625
8.125%, 6/1/2023		100,000	105,000
Level 3 Communications, Inc., 8.875%, 6/1/2019		70,000	76,825
Level 3 Financing, Inc.:
7.0%, 6/1/2020		725,000	783,000
8.625%, 7/15/2020		2,480,000	2,777,600
MetroPCS Wireless, Inc., 6.625%, 11/15/2020		740,000	789,950
Millicom International Cellular SA, 144A, 4.75%, 5/22/2020		2,975,000	2,870,875
Oi SA, 144A, 5.75%, 2/10/2022		1,000,000	980,000
SBA Communications Corp., 5.625%, 10/1/2019		190,000	199,263
Sprint Communications, Inc.:
6.0%, 12/1/2016		3,605,000	3,947,475
6.0%, 11/15/2022 (b)		340,000	342,550
8.375%, 8/15/2017 (b)		460,000	540,500
9.125%, 3/1/2017		375,000	443,906
T-Mobile U.S.A., Inc., 6.625%, 4/1/2023 (b)		265,000	283,550
tw telecom holdings, Inc.:
5.375%, 10/1/2022		330,000	334,950
6.375%, 9/1/2023		265,000	282,225
UPCB Finance III Ltd., 144A, 6.625%, 7/1/2020		450,000	480,375
UPCB Finance V Ltd., 144A, 7.25%, 11/15/2021		260,000	286,650
UPCB Finance VI Ltd., 144A, 6.875%, 1/15/2022		150,000	163,500
Verizon Communications, Inc., 6.55%, 9/15/2043		1,250,000	1,541,868
VimpelCom Holdings BV, 144A, 7.504%, 3/1/2022 (b)		500,000	490,000
Wind Acquisition Finance SA:
144A, 6.5%, 4/30/2020		210,000	225,225
144A, 7.25%, 2/15/2018		200,000	210,500
Windstream Corp.:
6.375%, 8/1/2023		245,000	238,263
7.5%, 4/1/2023		80,000	84,400
7.75%, 10/15/2020 (b)		2,555,000	2,759,400
7.75%, 10/1/2021		720,000	779,400
7.875%, 11/1/2017		2,595,000	2,981,006
			45,738,822
Utilities 0.9%
AES Corp.:
8.0%, 10/15/2017		14,000	16,625
8.0%, 6/1/2020		95,000	113,288
Calpine Corp.:
144A, 7.5%, 2/15/2021		2,751,000	3,005,467
144A, 7.875%, 7/31/2020		462,000	506,468
DTE Energy Co., 7.625%, 5/15/2014		305,000	305,641
Dubai Electricity & Water Authority, 144A, 8.5%, 4/22/2015		1,000,000	1,068,200
Electricite de France SA, 144A, 5.25%, 1/29/2049		400,000	408,200
Empresa Nacional de Electricidad SA, 4.25%, 4/15/2024		390,000	390,691
Jersey Central Power & Light Co., 144A, 4.7%, 4/1/2024		790,000	833,001
NRG Energy, Inc., 144A, 6.25%, 5/1/2024		690,000	692,587
Perusahaan Listrik Negara PT, 144A, 5.25%, 10/24/2042		3,000,000	2,448,750
			9,788,918
Total Corporate Bonds (Cost $229,901,365)			237,745,613

Asset-Backed 0.6%
Automobile Receivables 0.2%
AmeriCredit Automobile Receivables Trust, "E", Series 2011-2, 144A, 5.48%, 9/10/2018		1,939,864	2,024,716
Miscellaneous 0.4%
ARES CLO Ltd., "D", Series 2012-3A, 144A, 4.876%**, 1/17/2024		2,000,000	2,007,028
Vericrest Opportunity Loan Transferee, "A1", Series 2014-NPL3, 144A, 3.25%, 11/25/2053		2,495,571	2,499,469
			4,506,497
Total Asset-Backed (Cost $6,466,734)			6,531,213

Mortgage-Backed Securities Pass-Throughs 0.5%
Federal Home Loan Mortgage Corp., 6.0%, 11/1/2021		114,256	125,552
Federal National Mortgage Association:
2.273%**, 8/1/2037		369,342	392,188
5.5%, 8/1/2037		3,431,473	3,814,699
6.0%, 2/1/2037		196,112	218,871
6.5%, with various maturities from 4/1/2017 until 6/1/2017		175,053	186,177
8.0%, 9/1/2015		28,927	29,672
Government National Mortgage Association:
5.5%, 9/20/2040		652,496	722,206
6.5%, 8/20/2034		124,387	140,292
Total Mortgage-Backed Securities Pass-Throughs (Cost $5,534,742)			5,629,657

Commercial Mortgage-Backed Securities 0.7%
Del Coronado Trust, "M", Series 2013-HDMZ, 144A, 5.152%**, 3/15/2018		470,000	471,222
JPMorgan Chase Commercial Mortgage Securities Corp.:
"C", Series 2012-HSBC, 144A, 4.021%, 7/5/2032		1,180,000	1,192,425
"A4", Series 2007-C1, 5.716%, 2/15/2051		825,000	910,903
LB-UBS Commercial Mortgage Trust, "A4", Series 2007-C6, 5.858%, 7/15/2040		1,059,558	1,137,746
WFRBS Commercial Mortgage Trust, "A5", Series 2013-C14, 3.337%, 6/15/2046		4,000,000	3,967,988
Total Commercial Mortgage-Backed Securities (Cost $7,807,784)			7,680,284

Collateralized Mortgage Obligations 2.2%
Federal Home Loan Mortgage Corp.:
"KO", Series 4180, Principal Only, Zero Coupon, 1/15/2043		871,065	505,621
"PA", Series 4122, 1.5%, 2/15/2042		434,890	411,995
"HI", Series 3979, Interest Only, 3.0%, 12/15/2026		2,802,391	283,779
"IC", Series 3971, Interest Only, 3.0%, 3/15/2026		1,218,317	124,956
"IK", Series 4048, Interest Only, 3.0%, 5/15/2027		3,837,394	465,259
"PI", Series 3987, Interest Only, 3.0%, 1/15/2027		5,071,694	633,160
"PI", Series 4017, Interest Only, 3.0%, 3/15/2027		1,571,058	179,920
"ZB", Series 4183, 3.0%, 3/15/2043		3,092,981	2,586,722
"ZG", Series 4213, 3.5%, 6/15/2043		2,834,604	2,776,396
"ML", Series 3780, 4.0%, 12/15/2040		1,044,000	1,044,822
"LI", Series 3720, Interest Only, 4.5%, 9/15/2025		4,048,011	602,296
"PI", Series 3843, Interest Only, 4.5%, 5/15/2038		4,953,798	609,508
Federal National Mortgage Association:
"WO", Series 2013-27, Principal Only, Zero Coupon, 12/25/2042		1,200,000	545,709
"JZ", Series 2012-4, 4.0%, 9/25/2041		1,689,617	1,704,292
"KZ", Series 2014-26, 4.0%, 5/25/2044		1,000,000	972,746
"I", Series 2003-84, Interest Only, 6.0%, 9/25/2033		741,613	224,281
"PI", Series 2006-20, Interest Only, 6.528%***, 11/25/2030		3,269,342	554,670
Government National Mortgage Association:
"ZJ", Series 2013-106, 3.5%, 7/20/2043		776,832	663,332
"QI", Series 2011-112, Interest Only, 4.0%, 5/16/2026		2,853,861	303,127
"AI", Series 2010-25, Interest Only, 4.5%, 3/16/2023		1,055,850	41,161
"BI", Series 2010-30, Interest Only, 4.5%, 7/20/2039		720,379	119,128
"GP", Series 2010-67, 4.5%, 3/20/2039		1,000,000	1,075,581
"ND", Series 2010-130, 4.5%, 8/16/2039		3,400,000	3,642,900
"NI", Series 2011-80, Interest Only, 4.5%, 5/16/2038		3,025,294	272,463
"MI", Series 2009-76, Interest Only, 5.0%, 3/20/2035		290,621	1,546
"IN", Series 2009-69, Interest Only, 5.5%, 8/20/2039		2,482,347	435,808
"IQ", Series 2011-18, Interest Only, 5.5%, 1/16/2039		958,468	111,639
"IV", Series 2009-69, Interest Only, 5.5%, 8/20/2039		2,441,111	436,351
"IJ", Series 2009-75, Interest Only, 6.0%, 8/16/2039		1,802,327	354,866
"AI", Series 2007-38, Interest Only, 6.308%***, 6/16/2037		528,522	77,219
"SC", Series 2002-33, Interest Only, 7.248%***, 5/16/2032		950,186	192,822
Residential Funding Mortgage Securities I, Inc., "M1", Series 2003-S17, 5.5%, 9/25/2033		1,314,125	1,230,438
Total Collateralized Mortgage Obligations (Cost $22,130,693)			23,184,513

Government & Agency Obligations 7.0%
Other Government Related (e) 1.3%
Bank of Moscow, 144A, 6.699%, 3/11/2015		1,000,000	1,010,550
European Investment Bank, 144A, 4.6%, 1/30/2037	CAD	4,000,000	3,756,909
Inter-American Development Bank, 4.375%, 1/24/2044		1,848,000	1,975,477
Queensland Treasury Corp., Series 33, 6.5%, 3/14/2033	AUD	5,319,000	5,811,830
VTB Bank OJSC, 144A, 6.0%, 4/12/2017		1,000,000	980,000
			13,534,766
Sovereign Bonds 1.8%
Caisse d'Amortissement de la Dette Sociale, 144A, 3.375%, 3/20/2024		1,324,000	1,337,584
Province of Manitoba Canada, 4.05%, 9/5/2045	CAD	4,588,000	4,372,299
Republic of Belarus, REG S, 8.75%, 8/3/2015		1,000,000	1,004,180
Republic of Croatia, 144A, 6.75%, 11/5/2019		2,000,000	2,192,500
Republic of Ghana:
144A, 7.875%, 8/7/2023		1,000,000	925,000
144A, 8.5%, 10/4/2017		1,400,000	1,426,250
Republic of Hungary:
4.0%, 3/25/2019		750,000	757,500
4.125%, 2/19/2018		250,000	257,500
Republic of Singapore, 3.375%, 9/1/2033	SGD	5,053,000	4,220,567
Republic of South Africa, 5.875%, 9/16/2025		1,000,000	1,097,500
Republic of Turkey, 5.625%, 3/30/2021		1,500,000	1,612,500
			19,203,380
U.S. Government Sponsored Agency 0.4%
Federal National Mortgage Association, 3.0%, 11/15/2027		4,500,000	4,191,656
U.S. Treasury Obligations 3.5%
U.S. Treasury Bills:
0.035%****, 6/12/2014 (f)		156,000	155,998
0.065%****, 8/14/2014 (f)		767,000	766,939
0.07%****, 8/14/2014 (f)		368,000	367,971
U.S. Treasury Bonds:
3.75%, 11/15/2043		410,000	432,614
5.375%, 2/15/2031 (b)		8,952,000	11,569,063
U.S. Treasury Notes:
0.75%, 6/15/2014		500,000	500,429
0.875%, 12/31/2016		3,000,000	3,011,250
1.0%, 8/31/2016 (g) (h)		12,980,000	13,106,763
1.0%, 9/30/2016		2,500,000	2,523,437
1.5%, 7/31/2016		1,250,000	1,277,149
1.625%, 8/15/2022		3,000,000	2,808,750
1.75%, 5/15/2023		628,000	585,806
			37,106,169
Total Government & Agency Obligations (Cost $74,704,748)			74,035,971

Convertible Bond 0.1%
Materials
GEO Specialty Chemicals, Inc., 144A, 7.5%, 3/31/2015 (PIK) (Cost $624,895)		622,934	1,184,696

Loan Participations and Assignments 0.0%
Senior Loan
Alliance Mortgage Cycle Loan, Term Loan A, 9.5%**, 6/15/2010* (Cost $233,333)		233,333	0

Preferred Security 0.0%
Materials
Hercules, Inc., 6.5%, 6/30/2029 (Cost $70,750)		141,000	125,490

	Contract Amount	Value ($)

Call Options Purchased 0.0%
Options on Interest Rate Swap Contracts
Pay Fixed Rate — 3.72% – Receive Floating — LIBOR, Swap Expiration Date 4/22/2026, Option Expiration Date 4/20/20161 (Cost $463,890)	9,400,000	298,728

	Shares	Value ($)

Securities Lending Collateral 9.8%
Daily Assets Fund Institutional, 0.09% (i) (j) (Cost $104,679,118)	104,679,118	104,679,118

Cash Equivalents 3.7%
Central Cash Management Fund, 0.05% (i) (Cost $39,222,326)	39,222,326	39,222,326

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $1,037,126,941)†	108.9	1,159,452,634
Other Assets and Liabilities, Net	(8.9)	(94,381,187)
Net Assets	100.0	1,065,071,447

The following table represents bonds and senior loans that are in default:
Security	Coupon	Maturity Date	Principal Amount		Cost ($)	Value ($)
Alliance Mortgage Cycle Loan*	9.5%	6/15/2010	USD	233,333	233,333	0
ERC Ireland Preferred Equity Ltd.*	7.69%	2/15/2017	EUR	297,616	403,824	0
					637,157	0

* Non-income producing security.

** Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of April 30, 2014.

*** Current yield; not a coupon rate.

****Annualized yield at time of purchase; not a coupon rate.

† The cost for federal income tax purposes was $1,039,472,196. At April 30, 2014, net unrealized appreciation for all securities based on tax cost was $119,980,438. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $131,736,717 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $11,756,279.

(a) The Fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Restricted securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The Fund may be unable to sell a restricted security and it may be more difficult to determine a market value for a restricted security. Moreover, if adverse market conditions were to develop during the period between the Fund's decision to sell a restricted security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund. The future value of these securities is uncertain and there may be changes in the estimated value of these securities.
Schedule of Restricted Securities	Acquisition Date	Cost ($)	Value ($)	Value as % of Net Assets
Dawn Holdings, Inc.*	August 2013	9,378	7,787	0.00

(b) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of all securities loaned at April 30, 2014 amounted to $101,538,734, which is 9.5% of net assets.

(c) Principal amount stated in U.S. dollars unless otherwise noted.

(d) When-issued or delayed delivery security included.

(e) Government-backed debt issued by financial companies or government sponsored enterprises.

(f) At April 30, 2014, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(g) At April 30, 2014, this security has been pledged, in whole or in part, to cover initial margin requirements for open centrally cleared swap contracts.

(h) At April 30, 2014, this security has been pledged, in whole or in part, as collateral for open OTC derivatives.

(i) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(j) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

CLO: Collateralized Loan Obligation

CVA: Certificaten Van Aandelen (Certificate of Deposit)

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

LIBOR: London Interbank Offered Rate

PIK: Denotes that all or a portion of the income is paid in-kind in the form of additional principal.

Principal Only: Principal Only (PO) bonds represent the "principal only" portion of payments on a pool of underlying mortgages or mortgage-backed securities.

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

REIT: Real Estate Investment Trust

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

At April 30, 2014, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation ($)
10 Year U.S. Treasury Note	USD	6/19/2014	105	13,064,297	48,635
5 Year U.S. Treasury Note	USD	6/30/2014	18	2,150,156	4,847
Total unrealized appreciation					53,482

At April 30, 2014, open futures contracts sold were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year Canadian Government Bond	CAD	6/19/2014	94	11,231,458	(122,100)
90 Day Eurodollar	USD	12/14/2015	55	13,607,000	1,193
Euro-Oat Futures	EUR	6/6/2014	42	8,031,754	(160,339)
U.S. Treasury Long Bond	USD	6/19/2014	19	2,563,813	(23,788)
Ultra Long U.S. Treasury Bond	USD	6/19/2014	14	2,061,938	(10,093)
Total net unrealized depreciation					(315,127)

At April 30, 2014, open credit default swap contracts sold were as follows:
Bilateral Swaps
Effective/ Expiration Dates	Notional Amount ($) (k)		Fixed Cash Flows Paid	Underlying Debt Obligation/ Quality Rating (l)	Value ($)	Upfront Payments Paid ($)	Unrealized Appreciation ($)
12/20/2011 3/20/2017	150,000	2	5.0%	CIT Group, Inc., 5.5%, 2/15/2019, BB–	18,048	3,652	14,396
9/20/2012 12/20/2017	490,000	3	5.0%	General Motors Corp., 3.3%, 12/20/2017, BB+	71,586	26,514	45,072
Total unrealized appreciation							59,468

(k) The maximum potential amount of future undiscounted payments that the Fund could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of buy protection credit default swap contracts entered into by the Fund for the same referenced debt obligation, if any.

(l) The quality ratings represent the higher of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings and are unaudited.

At April 30, 2014, open interest rate swap contracts were as follows:
Centrally Cleared Swaps
Effective/ Expiration Dates	Notional Amount ($)	Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
6/3/2014 6/3/2025	8,800,000	Fixed — 3.0%	Floating —- LIBOR	(87,537)	(74,500)
12/30/2014 12/30/2024	11,100,000	Fixed — 3.524%	Floating —- LIBOR	(489,860)	(488,749)
12/30/2014 12/30/2034	2,200,000	Fixed — 4.01%	Floating —- LIBOR	(169,597)	(170,256)
5/13/2014 5/13/2044	8,800,000	Fixed — 4.064%	Floating —- LIBOR	(1,029,441)	(927,567)
12/30/2014 12/30/2016	2,700,000	Floating — LIBOR	Fixed — 1.173%	8,236	8,618
12/30/2014 12/30/2019	10,400,000	Floating —- LIBOR	Fixed — 2.522%	159,594	168,771
12/30/2014 12/30/2044	1,800,000	Floating —- LIBOR	Fixed — 4.081%	174,799	177,044
Total net unrealized depreciation					(1,306,639)

Bilateral Swap
Effective/ Expiration Dates	Notional Amount ($)		Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Depreciation ($)
6/3/2013 6/3/2025	8,800,000	1	Floating — LIBOR	Fixed — 3.0%	(51,068)	—	(51,068)

At April 30, 2014, open written options contracts were as follows:
Options on Interest Rate Swap Contracts
	Swap Effective/ Expiration Dates	Contract Amount		Option Expiration Date	Premiums Received ($)	Value ($) (m)
Call Options Receive Fixed — 4.064% – Pay Floating — LIBOR	5/13/2014 5/13/2044	8,800,000	1	5/9/2014	64,900	(1)
Receive Fixed — 4.22% – Pay Floating — LIBOR	4/22/2016 4/22/2026	9,400,000	1	4/20/2016	335,110	(173,004)
Receive Fixed — 5.132% – Pay Floating — LIBOR	3/17/2016 3/17/2026	8,800,000	1	3/15/2016	63,580	(45,610)
Receive Fixed — 5.132% – Pay Floating — LIBOR	3/17/2016 3/17/2026	8,800,000	4	3/15/2016	103,840	(45,610)
Total Call Options					567,430	(264,225)
Put Options Pay Fixed — 1.132% – Receive Floating — LIBOR	3/17/2016 3/17/2026	8,800,000	1	3/15/2016	63,580	(2,034)
Pay Fixed — 1.132% – Receive Floating — LIBOR	3/17/2016 3/17/2026	8,800,000	4	3/15/2016	22,440	(2,034)
Pay Fixed — 3.005% – Receive Floating — LIBOR	3/6/2015 3/6/2045	7,900,000	1	3/4/2015	82,950	(75,803)
Pay Fixed — 3.033% – Receive Floating — LIBOR	10/24/2014 10/24/2044	19,000,000	6	10/22/2014	241,300	(100,265)
Pay Fixed — 3.035% – Receive Floating — LIBOR	2/15/2015 2/3/2045	7,900,000	4	1/30/2015	97,565	(77,973)
Pay Fixed — 3.088% – Receive Floating — LIBOR	1/28/2015 1/28/2045	8,800,000	5	1/26/2015	88,771	(94,500)
Pay Fixed — 3.093% – Receive Floating — LIBOR	10/21/2014 10/21/2044	19,000,000	4	10/17/2014	262,200	(125,562)
Total Put Options					858,806	(478,171)
Total					1,426,236	(742,396)

(m) Unrealized appreciation on written options on interest rate swap contracts at April 30, 2014 was $683,840.

Counterparties:

1 Nomura International PLC

2 Credit Suisse

3 UBS AG

4 BNP Paribas

5 Barclays Bank PLC

6 Citigroup, Inc.

As of April 30, 2014, the Fund had the following open forward foreign currency exchange contracts:
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
MXN	25,100,000	USD	1,922,606	5/12/2014	5,138	Commonwealth Bank of Australia
USD	11,025,223	SEK	73,000,000	5/22/2014	198,272	Citigroup, Inc.
AUD	12,000,000	USD	12,934,800	5/22/2014	2,490	Australia & New Zealand Banking Group Ltd.
USD	117,660	NZD	137,296	5/22/2014	534	Citigroup, Inc.
EUR	580,000	USD	806,067	5/22/2014	1,436	Citigroup, Inc.
EUR	5,400,000	AUD	8,086,219	5/22/2014	10,424	Barclays Bank PLC
AUD	6,085,420	USD	5,658,144	7/23/2014	36,502	Nomura International PLC
SGD	10,086,010	USD	8,070,984	7/23/2014	25,854	Commonwealth Bank of Australia
Total unrealized appreciation					280,650

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
SEK	47,849,432	CAD	8,000,000	5/22/2014	(61,328)	Commonwealth Bank of Australia
NZD	4,357,400	AUD	4,000,000	5/22/2014	(40,258)	Barclays Bank PLC
NZD	8,714,696	AUD	8,000,000	5/22/2014	(80,426)	Australia & New Zealand Banking Group Ltd.
SEK	146,900,000	USD	22,342,622	5/22/2014	(242,740)	Barclays Bank PLC
ZAR	40,400,000	USD	3,789,468	5/30/2014	(35,554)	JPMorgan Chase Securities, Inc.
CAD	13,454,099	USD	12,211,350	7/23/2014	(39,663)	Barclays Bank PLC
Total unrealized depreciation					(499,969)

Currency Abbreviations
AUD Australian Dollar BRL Brazilian Real CAD Canadian Dollar EUR Euro MXN Mexican Peso NZD New Zealand Dollar SEK Swedish Krona SGD Singapore Dollar USD United States Dollar ZAR South African Rand

For information on the Fund's policy and additional disclosures regarding options purchased, futures contracts, credit default swap contracts, interest rate swap contracts, written option contracts and forward foreign currency exchange contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of April 30, 2014 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Common Stocks
Consumer Discretionary	$3,591,088	$23,465,380	$7,787	$27,064,255
Consumer Staples	74,899,321	127,386,149	—	202,285,470
Energy	70,134,066	—	—	70,134,066
Financials	48,809,609	21,257,150	—	70,066,759
Health Care	10,725,224	36,635,514	—	47,360,738
Industrials	31,595,138	57,439,765	0	89,034,903
Information Technology	60,381,534	11,168,701	—	71,550,235
Materials	11,241,917	8,770,890	—	20,012,807
Telecommunication Services	—	11,646,474	—	11,646,474
Utilities	37,743,869	11,897,690	—	49,641,559
Preferred Stock	—	293,636	—	293,636
Warrants	—	—	44,123	44,123
Fixed Income Investments
Corporate Bonds	—	237,745,613	0	237,745,613
Asset Backed	—	6,531,213	—	6,531,213
Mortgage-Backed Securities Pass-Throughs	—	5,629,657	—	5,629,657
Commercial Mortgage- Backed Securities	—	7,680,284	—	7,680,284
Collateralized Mortgage Obligations	—	23,184,513	—	23,184,513
Government & Agency Obligations	—	74,035,971	—	74,035,971
Convertible Bond	—	—	1,184,696	1,184,696
Loan Participations and Assignments	—	—	0	0
Preferred Security	—	125,490	—	125,490
Short-Term Investments (n)	143,901,444	—	—	143,901,444
Derivatives (o)
Purchased Options	—	298,728	—	298,728
Futures Contracts	54,675	—	—	54,675
Credit Default Swap Contracts	—	59,468	—	59,468
Interest Rate Swap Contracts	—	354,433	—	354,433
Forward Foreign Currency Exchange Contracts	—	280,650	—	280,650
Total	$493,077,885	$665,887,369	$1,236,606	$1,160,201,860
Liabilities	Level 1	Level 2	Level 3	Total

Derivatives (o)
Futures Contracts	$(316,320)	$—	$—	$(316,320)
Written Options	—	(742,396)	—	(742,396)
Interest Rate Swap Contracts	—	(1,712,140)	—	(1,712,140)
Forward Foreign Currency Exchange Contracts	—	(499,969)	—	(499,969)
Total	$(316,320)	$(2,954,505)	$—	$(3,270,825)

There have been no transfers between fair value measurement levels during the period ended April 30, 2014.

(n) See Investment Portfolio for additional detailed categorizations.

(o) Derivatives include value of options purchased; unrealized appreciation (depreciation) on open futures contracts, credit default swap contracts, interest rate swap contracts and forward foreign currency exchange contracts; and written options, at value.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of April 30, 2014 (Unaudited)
Assets
Investments: Investments in non-affiliated securities, at value (cost $893,225,497) — including $101,538,734 of securities loaned	$1,015,551,190
Investment in Daily Assets Fund Institutional (cost $104,679,118)*	104,679,118
Investment in Central Cash Management Fund (cost $39,222,326)	39,222,326
Total investments in securities, at value (cost $1,037,126,941)	1,159,452,634
Cash	6,738,288
Foreign currency, at value (cost $9,512,940)	9,535,578
Receivable for investments sold	593,737
Receivable for investments sold — when-issued securities	232,375
Receivable for Fund shares sold	876,379
Dividends receivable	4,553,069
Interest receivable	4,257,723
Unrealized appreciation on bilateral swap contracts	59,468
Unrealized appreciation on forward foreign currency exchange contracts	280,650
Upfront payments paid on bilateral swap contracts	30,166
Foreign taxes recoverable	574,740
Other assets	60,294
Total assets	1,187,245,101
Liabilities
Payable upon return of securities loaned	104,679,118
Payable for investments purchased	12,442,406
Payable for investments purchased — when-issued securities	1,954,946
Payable for Fund shares redeemed	409,059
Payable for variation margin on futures contracts	7,542
Payable for variation margin on centrally cleared swaps	69,273
Options written, at value (premiums received $1,426,236)	742,396
Unrealized depreciation on bilateral swap contracts	51,068
Unrealized depreciation on forward foreign currency exchange contracts	499,969
Accrued management fee	319,864
Accrued Trustees' fees	9,526
Other accrued expenses and payables	988,487
Total liabilities	122,173,654
Net assets, at value	$1,065,071,447

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of April 30, 2014 (Unaudited) (continued)
Net Assets Consist of
Undistributed net investment income	16,519,996
Net unrealized appreciation (depreciation) on: Investments	122,325,693
Swap contracts	(1,298,239)
Futures	(261,645)
Foreign currency	(152,358)
Written options	683,840
Accumulated net realized gain (loss)	32,049,099
Paid-in capital	895,205,061
Net assets, at value	$1,065,071,447
Net Asset Value
Class A Net Asset Value and redemption price per share ($781,303,559 ÷ 73,974,941 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$10.56
Maximum offering price per share (100 ÷ 94.25 of $10.56)	$11.20
Class B Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($2,461,899 ÷ 232,971 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$10.57
Class C Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($25,155,645 ÷ 2,384,013 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$10.55
Class S Net Asset Value, offering and redemption price per share ($253,177,962 ÷ 23,968,738 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$10.56
Institutional Class Net Asset Value, offering and redemption price per share ($2,972,382 ÷ 281,669 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$10.55

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the six months ended April 30, 2014 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $598,412)	$13,422,239
Interest	9,424,179
Income distributions — Central Cash Management Fund	8,026
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	192,051
Total income	23,046,495
Expenses: Management fee	1,901,382
Administration fee	513,887
Services to shareholders	740,861
Distribution and service fees	1,029,325
Custodian fee	49,710
Professional fees	62,344
Reports to shareholders	62,105
Registration fees	33,576
Trustees' fees and expenses	20,641
Other	53,012
Total expenses	4,466,843
Net investment income	18,579,652
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	30,156,058
Swap contracts	804,022
Futures	(1,411,964)
Written options	403,890
Foreign currency	2,217,763
32,169,769
Change in net unrealized appreciation (depreciation) on: Investments	7,263,622
Swap contracts	(1,200,990)
Futures	1,933,120
Written options	388,230
Foreign currency	(707,006)
7,676,976
Net gain (loss)	39,846,745
Net increase (decrease) in net assets resulting from operations	$58,426,397

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013
Operations: Net investment income	$18,579,652	$30,952,833
Operations: Net investment income	$18,579,652	$30,952,833
Net realized gain (loss)	32,169,769	19,435,271
Change in net unrealized appreciation (depreciation)	7,676,976	84,648,649
Net increase (decrease) in net assets resulting from operations	58,426,397	135,036,753
Distributions to shareholders from: Net investment income: Class A	(11,812,567)	(21,681,142)
Class B	(29,368)	(70,002)
Class C	(261,407)	(376,265)
Class S	(4,009,205)	(7,378,047)
Institutional Class	(42,747)	(67,767)
Net realized gains: Class A	(11,687,777)	(20,430,948)
Class B	(44,142)	(123,850)
Class C	(331,678)	(466,410)
Class S	(3,738,187)	(6,460,646)
Institutional Class	(36,487)	(54,815)
Total distributions	(31,993,565)	(57,109,892)
Fund share transactions: Proceeds from shares sold	34,825,760	57,311,888
Reinvestment of distributions	30,478,677	54,107,801
Payments for shares redeemed	(67,385,384)	(156,220,375)
Net increase (decrease) in net assets from Fund share transactions	(2,080,947)	(44,800,686)
Increase (decrease) in net assets	24,351,885	33,126,175
Net assets at beginning of period	1,040,719,562	1,007,593,387
Net assets at end of period (including undistributed net investment income of $16,519,996 and $14,151,926, respectively)	$1,065,071,447	$1,040,719,562

The accompanying notes are an integral part of the financial statements.

Financial Highlights
			Years Ended October 31,
Class A	Six Months Ended 4/30/14 (Unaudited)		2013	2012	2011	2010	2009
Selected Per Share Data
Net asset value, beginning of period	$10.31		$9.56	$8.91	$8.85	$8.10	$7.11
Income (loss) from investment operations: Net investment incomea	.18		.29	.25	.14	.13	.16
Net realized and unrealized gain (loss)	.39		1.01	.60	.05	.86	.96
Total from investment operations	.57		1.30	.85	.19	.99	1.12
Less distributions from: Net investment income	(.16)		(.28)	(.20)	(.13)	(.17)	(.13)
Net realized gains	(.16)		(.27)	—	—	(.07)	—
Total distributions	(.32)		(.55)	(.20)	(.13)	(.24)	(.13)
Net asset value, end of period	$10.56		$10.31	$9.56	$8.91	$8.85	$8.10
Total Return (%)b	5.69	**	14.14	9.67	2.11	12.44	15.93	c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	781		770	748	780	874	885
Ratio of expenses before expense reductions (%)	.90	*	.90	.91	.93	.97	.98
Ratio of expenses after expense reductions (%)	.90	*	.90	.91	.93	.97	.97
Ratio of net investment income (%)	3.59	*	3.00	2.67	1.58	1.51	2.24
Portfolio turnover rate (%)	48	**	90	204	137	251	204
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

			Years Ended October 31,
Class B	Six Months Ended 4/30/14 (Unaudited)		2013		2012	2011	2010	2009
Selected Per Share Data
Net asset value, beginning of period	$10.31		$9.57		$8.91	$8.85	$8.11	$7.15
Income (loss) from investment operations: Net investment incomea	.13		.19		.15	.06	.04	.11
Net realized and unrealized gain (loss)	.40		1.01		.62	.03	.87	.95
Total from investment operations	.53		1.20		.77	.09	.91	1.06
Less distributions from: Net investment income	(.11)		(.19)		(.11)	(.03)	(.10)	(.10)
Net realized gains	(.16)		(.27)		—	—	(.07)	—
Total distributions	(.27)		(.46)		(.11)	(.03)	(.17)	(.10)
Net asset value, end of period	$10.57		$10.31		$9.57	$8.91	$8.85	$8.11
Total Return (%)b	5.26	**	12.88	c	8.70	1.06	11.25	15.19	c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2		3		5	6	10	17
Ratio of expenses before expense reductions (%)	1.95	*	1.90		1.89	1.89	2.00	1.90
Ratio of expenses after expense reductions (%)	1.95	*	1.90		1.89	1.89	2.00	1.69
Ratio of net investment income (%)	2.46	*	1.99		1.66	.62	.48	1.51
Portfolio turnover rate (%)	48	**	90		204	137	251	204
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

			Years Ended October 31,
Class C	Six Months Ended 4/30/14 (Unaudited)		2013	2012	2011	2010	2009
Selected Per Share Data
Net asset value, beginning of period	$10.29		$9.55	$8.89	$8.84	$8.08	$7.10
Income (loss) from investment operations: Net investment incomea	.15		.21	.17	.07	.06	.10
Net realized and unrealized gain (loss)	.39		1.00	.62	.03	.87	.94
Total from investment operations	.54		1.21	.79	.10	.93	1.04
Less distributions from: Net investment income	(.12)		(.20)	(.13)	(.05)	(.10)	(.06)
Net realized gains	(.16)		(.27)	—	—	(.07)	—
Total distributions	(.28)		(.47)	(.13)	(.05)	(.17)	(.06)
Net asset value, end of period	$10.55		$10.29	$9.55	$8.89	$8.84	$8.08
Total Return (%)b	5.37	**	13.09	8.90	1.16	11.49	15.11
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	25		21	17	19	21	22
Ratio of expenses (%)	1.67	*	1.72	1.74	1.75	1.79	1.81
Ratio of net investment income (%)	2.86	*	2.16	1.84	.76	.68	1.39
Portfolio turnover rate (%)	48	**	90	204	137	251	204
a Based on average shares outstanding during the period. b Total return does not reflect the effect of any sales charges. * Annualized ** Not annualized

			Years Ended October 31,
Class S	Six Months Ended 4/30/14 (Unaudited)		2013	2012	2011	2010	2009
Selected Per Share Data
Net asset value, beginning of period	$10.31		$9.56	$8.91	$8.85	$8.10	$7.11
Income (loss) from investment operations: Net investment incomea	.19		.31	.27	.16	.14	.18
Net realized and unrealized gain (loss)	.39		1.01	.60	.04	.87	.95
Total from investment operations	.58		1.32	.87	.20	1.01	1.13
Less distributions from: Net investment income	(.17)		(.30)	(.22)	(.14)	(.19)	(.14)
Net realized gains	(.16)		(.27)	—	—	(.07)	—
Total distributions	(.33)		(.57)	(.22)	(.14)	(.26)	(.14)
Net asset value, end of period	$10.56		$10.31	$9.56	$8.91	$8.85	$8.10
Total Return (%)	5.80	**	14.37	9.90	2.20	12.84	16.17	b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	253		245	236	241	258	251
Ratio of expenses before expense reductions (%)	.70	*	.71	.71	.73	.77	.80
Ratio of expenses after expense reductions (%)	.70	*	.71	.71	.73	.77	.72
Ratio of net investment income (%)	3.79	*	3.19	2.88	1.78	1.70	2.48
Portfolio turnover rate (%)	48	**	90	204	137	251	204
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced. * Annualized ** Not annualized

			Years Ended October 31,
Institutional Class	Six Months Ended 4/30/14 (Unaudited)		2013	2012	2011	2010	2009
Selected Per Share Data
Net asset value, beginning of period	$10.30		$9.56	$8.91	$8.86	$8.11	$7.12
Income (loss) from investment operations: Net investment incomea	.20		.32	.27	.17	.16	.19
Net realized and unrealized gain (loss)	.38		1.00	.61	.04	.87	.95
Total from investment operations	.58		1.32	.88	.21	1.03	1.14
Less distributions from: Net investment income	(.17)		(.31)	(.23)	(.16)	(.21)	(.15)
Net realized gains	(.16)		(.27)	—	—	(.07)	—
Total distributions	(.33)		(.58)	(.23)	(.16)	(.28)	(.15)
Net asset value, end of period	$10.55		$10.30	$9.56	$8.91	$8.86	$8.11
Total Return (%)	5.84	**	14.32	10.02	2.37	12.85	16.23
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3		2	2	1	4	3
Ratio of expenses (%)	.64	*	.65	.65	.61	.60	.57
Ratio of net investment income (%)	3.92	*	3.25	2.94	1.90	1.87	2.63
Portfolio turnover rate (%)	48	**	90	204	137	251	204
a Based on average shares outstanding during the period. * Annualized ** Not annualized

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

DWS Global Income Builder Fund (the "Fund") is a diversified series of DWS Market Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Institutional Class shares are generally available only to qualified institutions, are not subject to initial or contingent deferred sales charges and generally have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1 securities. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.

Debt securities are valued at prices supplied by independent pricing services approved by the Fund's Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Exchange-traded options are valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid or asked price are available. Exchange-traded options are generally categorized as Level 1. Over-the-counter written or purchased options are valued at prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer with which the option was traded. Over-the-counter written or purchased options are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of April 30, 2014, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

The Fund has reviewed the tax positions for the open tax years as of October 31, 2013 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund are declared and distributed to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in mortgage-backed securities, premium amortization on debt securities, investments in futures, swap contracts, and forward foreign currency exchange contracts, recognition of certain foreign currency gains (losses) as ordinary income (loss) and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.

B. Derivative Instruments

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the fund exchanges cash flows.

The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.

An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

Interest Rate Swaps. Interest rate swaps are agreements in which the Fund agrees to pay to the counterparty a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations are based on the notional amount of the swap. For the six months ended April 30, 2014, the Fund entered into interest rate swap agreements to gain exposure to different parts of the yield curve while managing overall duration.

A summary of the open interest rate swap contracts as of April 30, 2014 is included in a table following the Fund's Investment Portfolio. For the six months ended April 30, 2014, the investment in interest rate swap contracts had a total notional amount generally indicative of a range from $27,600,000 to $54,600,000.

Credit Default Swaps. Credit default swaps are agreements between a buyer and a seller of protection against predefined credit events for the reference entity. The Fund may enter into credit default swaps to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer or to hedge against the risk of a credit event on debt securities. As a seller of a credit default swap, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a U.S. or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the swap provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund may also buy credit default swaps, in which case the Fund functions as the counterparty referenced above. This involves the risk that the swap may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap, it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swaps sold by the Fund. For the six months ended April 30, 2014, the Fund entered into credit default swap agreements to gain exposure to the underlying issuer's credit quality characteristics.

Under the terms of a credit default swap, the Fund receives or makes periodic payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the swap are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Statement of Operations.

A summary of the open credit default swap contracts as of April 30, 2014 is included in a table following the Fund's Investment Portfolio. For the six months ended April 30, 2014, the investment in credit default swap contracts sold had a total notional value of $640,000.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the six months ended April 30, 2014, the Fund entered into interest rate futures to gain exposure to different parts of the yield curve while managing overall duration. The Fund also entered into interest rate futures contracts for non-hedging purposes to seek to enhance potential gains.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of April 30, 2014, is included in a table following the Fund's Investment Portfolio. For the six months ended April 30, 2014, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $15,214,000 to $35,826,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from approximately $37,496,000 to $127,031,000.

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices and interest rate options, will require cash settlement by the Fund if exercised. For the six months ended April 30, 2014, the Fund entered into options on interest rate swaps in order to hedge against potential adverse interest rate movements of portfolio assets.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities hedged.

A summary of the open purchased option contracts as of April 30, 2014 is included in the Fund's Investment Portfolio. A summary of open written option contracts is included in the table following the Fund's Investment Portfolio. For the six months ended April 30, 2014, the investment in written option contracts had a total value generally indicative of a range from approximately $742,000 to $1,354,000, and purchased option contracts had a total value generally indicative of a range from approximately $299,000 to $461,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the six months ended April 30, 2014, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings, to facilitate transactions in foreign currency denominated securities and to enhance total returns.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of April 30, 2014, is included in a table following the Fund's Investment Portfolio. For the six months ended April 30, 2014, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $58,799,000 to $71,594,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from approximately $9,920,000 to $22,703,000. The investment in forward currency contracts long vs. other foreign currencies sold had a total contract value generally indicative of a range from approximately $6,086,000 to $37,140,000.

The following tables summarize the value of the Fund's derivative instruments held as of April 30, 2014 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Asset Derivatives	Purchased Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a) (b)	$298,728	$—	$354,433	$54,675	$707,836
Credit Contracts (a)	—	—	59,468	—	59,468
Foreign Exchange Contracts (c)	—	280,650	—	—	280,650
	$298,728	$280,650	$413,901	$54,675	$1,047,954

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:
(a) Investments in securities, at value (includes purchased options) and unrealized appreciation on bilateral swap contracts
(b) Includes cumulative appreciation of futures and centrally cleared swap contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.
(c) Unrealized appreciation on forward foreign currency exchange contracts

Liability Derivatives	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a) (b)	$(742,396)	$—	$(1,712,140)	$(316,320)	$(2,770,856)
Foreign Exchange Contracts (c)	—	(499,969)	—	—	(499,969)
	$(742,396)	$(499,969)	$(1,712,140)	$(316,320)	$(3,270,825)
Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:
(a) Options written, at value, and unrealized depreciation on bilateral swap contracts
(b) Includes cumulative depreciation of futures and centrally cleared swap contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.
(c) Unrealized depreciation on forward foreign currency exchange contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the six months ended April 30, 2014 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)
	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$403,890	$—	$791,665	$(1,411,964)	$(216,409)
Credit Contracts (a)	—	—	12,357	—	12,357
Foreign Exchange Contracts (b)	—	2,428,606	—	—	2,428,606
	$403,890	$2,428,606	$804,022	$(1,411,964)	$2,224,554
Each of the above derivatives is located in the following Statement of Operations accounts:
(a) Net realized gain (loss) from written options, swap contracts and futures, respectively
(b) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

Change in Net Unrealized Appreciation (Depreciation)
	Purchased Options	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$(162,232)	$388,230	$—	$(1,200,975)	$1,933,120	$958,143
Credit Contracts (a)	—	—	—	(15)	—	(15)
Foreign Exchange Contracts (b)	—	—	(765,040)	—	—	(765,040)
	$(162,232)	$388,230	$(765,040)	$(1,200,990)	$1,933,120	$193,088
Each of the above derivatives is located in the following Statement of Operations accounts:
(a) Change in net unrealized appreciation (depreciation) on investments (includes purchased options), written options, swaps contracts and futures, respectively
(b) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

As of April 30, 2014, the Fund has transactions subject to enforceable master netting agreements. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by derivative type, including any collateral exposure, is included in the following tables:
Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Cash Collateral Received	Non-Cash Collateral Received	Net Amount of Derivative Assets
Australia & New Zealand Banking Group Ltd.	$2,490	$(2,490)	$—	$—	$—
Barclays Bank PLC	10,424	(10,424)	—	—	—
Citigroup, Inc.	200,242	(100,265)	—	—	99,977
Commonwealth Bank of Australia	30,992	(30,992)	—	—	—
Credit Suisse	14,396	—	—	—	14,396
Nomura International PLC	335,230	(335,230)	—	—	—
UBS AG	45,072	—	—	—	45,072
	$638,846	$(479,401)	$—	$—	$159,445
Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Cash Collateral Pledged	Non-Cash Collateral Pledged (a)	Net Amount of Derivative Liabilities
Australia & New Zealand Banking Group Ltd.	$80,426	$(2,490)	$—	$—	$77,936
Barclays Bank PLC	417,161	(10,424)	—	—	406,737
BNP Paribas	251,179	—	—	—	251,179
Citigroup, Inc.	100,265	(100,265)	—	—	—
Commonwealth Bank of Australia	61,328	(30,992)	—	—	30,336
JPMorgan Chase Securities, Inc.	35,554	—	—	—	35,554
Nomura International PLC	347,520	(335,230)	—	(12,290)	—
	$1,293,433	$(479,401)	$—	$(12,290)	$801,742

(a) The actual collateral pledged may be more than the amount shown.

C. Purchases and Sales of Securities

During the six months ended April 30, 2014, purchases and sales of investment securities (excluding short-term investments and U.S. Treasury securities) aggregated $459,270,080 and $524,623,764, respectively. Purchases and sales of U.S. Treasury securities aggregated $26,903,219 and $14,272,628, respectively.

For the six months ended April 30, 2014, transactions for written options on interest rate swap contracts were as follows:
	Contract Amount	Premiums
Outstanding, beginning of period	136,800,000	$1,649,190
Options written	24,600,000	269,286
Options closed	(45,400,000)	(492,240)
Outstanding, end of period	116,000,000	$1,426,236

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Management Agreement, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly at the following rates:
First $1.5 billion of the Fund's average daily net assets	.370%
Next $500 million of such net assets	.345%
Next $1.5 billion of such net assets	.310%
Next $2.0 billion of such net assets	.300%
Next $2.0 billion of such net assets	.290%
Next $2.5 billion of such net assets	.280%
Next $2.5 billion of such net assets	.270%
Over $12.5 billion of such net assets	.260%

Accordingly, for the six months ended April 30, 2014, the fee pursuant to the Investment Management Agreement was equivalent to an annualized effective rate (exclusive of any applicable waivers/reimbursements) of 0.37% of the Fund's average daily net assets.

For the period from November 1, 2013 through September 30, 2014, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	1.25%
Class B	2.00%
Class C	2.00%
Class S	1.00%
Institutional Class	1.00%

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended April 30, 2014, the Administration Fee was $513,887, of which $86,450 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement among DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended April 30, 2014, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at April 30, 2014
Class A	$320,817	$114,107
Class B	5,510	2,096
Class C	11,465	4,036
Class S	166,871	60,222
Institutional Class	543	176
	$505,206	$180,637

Distribution and Service Fees. Under the Fund's Class B and C 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended April 30, 2014, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at April 30, 2014
Class B	$10,471	$1,571
Class C	85,060	15,182
	$95,531	$16,753

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended April 30, 2014, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at April 30, 2014	Annualized Rate
Class A	$903,037	$453,454	.24%
Class B	3,388	1,641	.24%
Class C	27,369	14,672	.24%
	$933,794	$469,767

Underwriting and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended April 30, 2014 aggregated $16,859.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended April 30, 2014, the CDSC for Class B and C shares aggregated $1,002 and $427, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions for Class A shares. For the six months ended April 30, 2014, DIDI received $2,156 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory, filing services to the Fund. For the six months ended April 30, 2014, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $14,210, of which $6,233 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and DWS Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and DWS Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that DWS Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in DWS Variable NAV Money Fund.

Security Lending Fees. Deutsche Bank AG serves as lending agent for the Fund. For the six months ended April 30, 2014, the Fund incurred lending agent fees to Deutsche Bank AG for the amount of $18,053.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at April 30, 2014.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Six Months Ended April 30, 2014		Year Ended October 31, 2013
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	1,675,976	$17,202,254	3,731,870	$36,794,746
Class B	5,028	50,859	13,962	135,940
Class C	485,300	4,961,067	529,755	5,241,086
Class S	1,177,140	12,139,077	1,451,527	14,329,764
Institutional Class	46,013	472,503	82,108	810,352
		$34,825,760		$57,311,888
Shares issued to shareholders in reinvestment of distributions
Class A	2,251,182	$22,594,570	4,206,787	$40,209,412
Class B	7,285	73,165	20,051	191,099
Class C	56,669	568,439	84,202	803,778
Class S	713,777	7,163,269	1,336,469	12,781,072
Institutional Class	7,893	79,234	12,793	122,440
		$30,478,677		$54,107,801
Shares redeemed
Class A	(4,625,604)	$(47,451,966)	(11,508,919)	$(113,177,626)
Class B	(79,609)	(820,144)	(212,395)	(2,095,021)
Class C	(178,865)	(1,831,309)	(400,008)	(3,929,282)
Class S	(1,682,646)	(17,266,463)	(3,730,347)	(36,621,616)
Institutional Class	(1,533)	(15,502)	(40,668)	(396,830)
		$(67,385,384)		$(156,220,375)
Net increase (decrease)
Class A	(698,446)	$(7,655,142)	(3,570,262)	$(36,173,468)
Class B	(67,296)	(696,120)	(178,382)	(1,767,982)
Class C	363,104	3,698,197	213,949	2,115,582
Class S	208,271	2,035,883	(942,351)	(9,510,780)
Institutional Class	52,373	536,235	54,233	535,962
		$(2,080,947)		$(44,800,686)

G. Fund Name Change

Effective August 11, 2014, the "DWS Funds" will be rebranded "Deutsche Funds." As a result, DWS Global Income Builder Fund will be renamed Deutsche Global Income Builder Fund.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (November 1, 2013 to April 30, 2014).

The tables illustrate your Fund's expenses in two ways:

—Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

—Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, B, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, B, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended April 30, 2014 (Unaudited)
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 11/1/13	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 4/30/14	$1,056.90	$1,052.60	$1,053.70	$1,058.00	$1,058.40
Expenses Paid per $1,000*	$4.59	$9.92	$8.50	$3.57	$3.27
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 11/1/13	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 4/31/14	$1,020.33	$1,015.12	$1,016.51	$1,021.32	$1,021.62
Expenses Paid per $1,000*	$4.51	$9.74	$8.35	$3.51	$3.21

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 181 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Global Income Builder Fund	.90%	1.95%	1.67%	.70%	.64%

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees approved the renewal of DWS Global Income Builder Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2013.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In September 2013, all but one of the Fund's Trustees were independent of DIMA and its affiliates.

— The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Asset Allocation Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by a fee consultant retained by the Fund's Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fee Consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee's findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund's shareholders. DIMA is part of Deutsche Bank AG, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund's performance. In many cases, this led to a negotiation with DIMA of lower expense caps as part of the 2012 and 2013 contract review processes than had previously been in place. As part of these negotiations, the Board indicated that it would consider relaxing these new lower caps in future years following sustained improvements in performance, among other considerations.

In June 2012, Deutsche Bank AG ("DB"), DIMA's parent company, announced that DB would combine its Asset Management (of which DIMA was a part) and Wealth Management divisions. DB has advised the Independent Trustees that the U.S. asset management business is a critical and integral part of DB, and that it has, and will continue to, reinvest a significant portion of the substantial savings it expects to realize by combining its Asset Management and Wealth Management divisions into the new Asset and Wealth Management ("AWM") division, including ongoing enhancements to its investment capabilities. DB also has confirmed its commitment to maintaining strong legal and compliance groups within the AWM division.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DIMA's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the Fee Consultant using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by an independent fund data service), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2012, the Fund's performance (Class A shares) was in the 2nd quartile, 2nd quartile and 3rd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one- and three-year periods and underperformed its benchmark in the five-year period ended December 31, 2012.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund's administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2012). The Board noted that the Fund's Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (1st quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2012, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DIMA to a comparable fund and considered differences between the Fund and the comparable fund. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitations agreed to by DIMA helped to ensure that the Fund's total (net) operating expenses would remain competitive.

The information considered by the Board as part of its review of management fees included information regarding fees charged by DIMA and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS U.S. mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DIMA's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their independent counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:
(800) 728-3337

Web Site
dws-investments.com
View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset & Wealth Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Portfolio Holdings
Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on dws-investments.com from time to time. Please see the fund's current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management
Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset & Wealth Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.
DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.
Deutsche Asset & Wealth Management is the retail brand name in the U.S. for the wealth management and asset management activities of Deutsche Bank AG and DIMA. Deutsche Asset & Wealth Management is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	KTRAX	KTRBX	KTRCX	KTRSX	KTRIX
CUSIP Number	23336W 106	23336W 205	23336W 304	23336W 502	23336W 601
Fund Number	002	202	302	2033	1402

Privacy Statement
FACTS	What Does Deutsche Asset & Wealth Management Do With Your Personal Information?
Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share can include:
— Social Security number
— Account balances
— Purchase and transaction history
— Bank account information
— Contact information such as mailing address, e-mail address and telephone number

How?
All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information, the reasons Deutsche Asset & Wealth Management chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Deutsche Asset & Wealth Management share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders or legal investigations	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We do not share
For our affiliates' everyday business purposes — information about your transactions and experiences	No	We do not share
For our affiliates' everyday business purposes — information about your creditworthiness	No	We do not share
For non-affiliates to market to you	No	We do not share
Questions?	Call (800) 728-3337 or e-mail us at service@dws.com

Who we are
Who is providing this notice?	DWS Investments Distributors, Inc.; Deutsche Investment Management Americas Inc.; DeAM Investor Services, Inc.; DWS Trust Company; the DWS Funds
What we do
How does Deutsche Asset & Wealth Management protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Deutsche Asset & Wealth Management collect my personal information?
We collect your personal information, for example. When you:
— open an account
— give us your contact information
— provide bank account information for ACH or wire transactions
— tell us where to send money
— seek advice about your investments

Why can't I limit all sharing?
Federal law gives you the right to limit only
— sharing for affiliates' everyday business purposes — information about your creditworthiness
— affiliates from using your information to market to you
— sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates
Companies related by common ownership or control. They can be financial or non-financial companies. Our affiliates include financial companies with the DWS or Deutsche Bank ("DB") name, such as DB AG Frankfurt and DB Alex Brown.

Non-affiliates
Companies not related by common ownership or control. They can be financial and non-financial companies.
Non-affiliates we share with include account service providers, service quality monitoring services, mailing service providers and verification services to help in the fight against money laundering and fraud.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. Deutsche Asset & Wealth Management does not jointly market.
Rev. 09/2013

Deutsche Asset
& Wealth Management

222 South Riverside Plaza
Chicago, IL 60606-5808

DG IBF-3
IR-027564-3 6/14

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, DWS Mutual Funds, P.O. Box 78, Short Hills, NJ 07078.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Not applicable

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Global Income Builder Fund, a series of DWS Market Trust

By:	/s/Brian E. Binder Brian E. Binder President

Date:	June 27, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	June 27, 2014

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	June 27, 2014